Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated as of September 15, 2011 relating to the Amended and Restated Credit Agreement dated as of October 5, 2009 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS Global, Inc. (“RBS Global”), REXNORD LLC (f/k/a Rexnord Corporation) (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrowers have, by notice to the Administrative Agent dated September [  ], 2011 delivered pursuant to Section 2.21 of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested an Incremental Revolving Facility Commitment in an amount of $30,000,000 (the “Revolving Facility Commitment Increase”); and
WHEREAS, Deutsche Bank AG (the “Additional Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the Revolving Facility Commitment Increase and to become a Revolving Facility Lender for all purposes under the Credit Agreement.
NOW, THEREFORE, the parties hereto therefore agree as follows:
Section 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.
Section 2    . Revolving Facility Commitment Increase. The Additional Lender shall, with effect from the Incremental Facility Closing Date (as defined below), become a party to the Credit Agreement as an Incremental Revolving Facility Lender with a Incremental Revolving Facility Commitment in an amount equal to $30,000,000. Such Incremental Revolving Facility Commitment shall be a Revolving Facility Commitment. The Additional Lender shall, with effect from the Incremental Facility Closing Date, have the rights and obligations of a Revolving Facility Lender and a Secured Party under the Credit Agreement and the other Loan Documents.
Section 3    . Representations of the Borrower. The Borrower represents and warrants that:
(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date of the Notice and on and as of the Incremental Facility Closing Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)    no Event of Default or Default was continuing on the date of the Notice and no Event of Default or Default has occurred and is continuing on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date; and
(c)    the Borrowers are in Pro Forma Compliance after giving effect to such Incremental Revolving Facility Commitment and the Revolving Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date.
Section 4    . Conditions. This Agreement shall become effective as of the first date (the “Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from each Loan Party, the Additional Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)    the representations and warranties set forth in Section 3 above shall be true and correct as of the date hereof;
(c)    the Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 3 above;
(d)    the Administrative Agent shall have received, on behalf of itself, and the Additional Lender, a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties, (A) dated the date hereof, (B) addressed to the Administrative Agent and the Additional Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;
(e)    the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings (including amendments to the Mortgages and other Security Documents and title endorsement bringdowns) as the Administrative Agent may reasonably require to assure that the Revolving Facility Loans in respect of the Incremental Revolving Facility Commitment are secured by the Collateral ratably with the existing Term Loans and Revolving Facility Loans;
(f)    any fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Agents in connection herewith invoiced prior to the date hereof shall have been paid in full; and
(g)    the Additional Lender shall have received, sufficiently in advance of the Incremental Facility Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.
Section 5    . Acknowledgment of Additional Lenders. The Additional Lender expressly acknowledges that neither any of the Agents nor any of their respective officers,

directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to the Additional Lender. The Additional Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to provide its Revolving Facility Commitment hereunder and enter into this Agreement. The Additional Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. The Additional Lender hereby (i) confirms that it has received a copy of the Credit Agreement and each other Loan Document and such other documents and information as it deems appropriate to make its decision to enter into this Agreement, (ii) agrees that it shall be bound by the terms of the Credit Agreement as a Revolving Facility Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Facility Lender, (iii) irrevocably designates and appoints the Agents as the agents of the Additional Lender under the Credit Agreement and the other Loan Documents, and the Additional Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (iv) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent.
Section 6    . Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 7    . Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Revolving Facility Commitment Increase and any Loans or other extensions of credit made thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
Section 8    . Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 9    . Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

RBS GLOBAL, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

CHASE ACQUISITION I, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD LLC
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD INDUSTRIES, LLC
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

PT COMPONENTS, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

RBS ACQUISITION CORPORATION
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

RBS CHINA HOLDINGS, L.L.C.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD INTERNATIONAL INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

THE FALK SERVICE CORPORATION
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

PRAGER INCORPORATED
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD-ZURN HOLDINGS, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

ENVIRONMENTAL ENERGY COMPANY
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

HL CAPITAL CORP.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

KRIKLES, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

OEI, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

OEP, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

SANITARY-DASH MANUFACTURING CO., INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

ZURCO, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

ZURN INTERNATIONAL, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

ZURN INDUSTRIES, LLC
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

ZURN PEX, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

GA INDUSTRIES HOLDINGS, LLC
By:	/s/ Patricia M. Whaley
	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary

GA INDUSTRIES, LLC
By:	/s/ Patricia M. Whaley
	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary

RODNEY HUNT COMPANY, INC.
By:	/s/ Patricia M. Whaley
	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Robert Hetu
Name: Robert Hetu Title: Managing Director
By:	/s/ Kevin Buddhdew
Name: Kevin Buddhedew Title: Associate

ADDITIONAL LENDER

DEUTSCHE BANK AG, as Additional Lender
By:	/s/ Eric Pratt
Name: Eric Pratt Title: Director
By:	/s/ David A. Reid
Name: David A. Reid Title: Director